Government Bonds, Long-Term Notes Receivable And Other Assets - Summary of Other Assets (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2022 USD ($)	Dec. 31, 2022 MXN ($)	Dec. 31, 2021 MXN ($)
Disclosure Of Notes Receivable Government Bonds And Other Long Term Assets [Abstract]
Payments in advance		$ 26,515,825	$ 35,931,167
Other		2,565,824	2,327,872
Insurance		1,621,076	853,891
Total other assets	$ 1,581,449	$ 30,702,725	$ 39,112,930